EXHIBIT 10.12

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of the 5th day of June, 2014, by and among (i) CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company organized under the laws of the Cayman Islands with an address of 3101 N. Federal Highway, Suite 502, Fort Lauderdale, FL 33306 ("Subordinate Lender"), (ii) DOUGLAS JOINT VENTURE, a Florida general partnership, V-3 JOINT VENTURE, LLC, a Florida limited liability company, and EMPIRE JOINT VENTURE, a Florida general partnership (jointly and severally “Senior Lender”), such entities sharing an address of 3021 Countryside Boulevard, Apartment 34-A, Clearwater, FL 33761, and (iii) PANACHE DISTILLERY, LLC, a Florida limited liability company with an address of 40 W. 23rd St., 2nd Floor, New York, NY 10010 (''Borrower'').

RECITALS

A.           Senior Lender made a purchase money loan to Borrower in the original principal amount of $3,500,000.00 (“Senior Loan”). The Senior Loan is evidenced by a promissory note dated August 23, 2013 (“Senior Note”). The Senior Note is secured by that certain Purchase Money First Mortgage, Security Agreement, Assignment of Rents and Leases, and Fixture Filing with respect to that certain real and personal property described therein (collectively, the “Property”), recorded in Official Records Book 8922, Page 2057, Public Records of Pasco County, Florida ("Senior Security Instrument"), .

B.           Subordinate Lender has previously made loans to the Borrower pursuant to the Amended and Restated Loan Agreement, dated as of May 9, 2013 (as amended, supplemented, modified and in effect from time to time, the “Loan Agreement”), by and between Consilium, the Borrower and certain other parties in an original principal amount of $6,100,000.00 (collectively, with any future extensions of credit by the Subordinate Lender to Borrower, the "Subordinate Loans"). The Subordinate Loans are secured by that certain Mortgage and Security Agreement upon the Property, dated May 8, 2014, executed and delivered by the Borrower to the Subordinate Lender and to be recorded in the public records of Pasco County, Florida (the "Subordinate Security Instrument").

NOW, THEREFORE, in order to induce and to permit the Senior Lender to modify, extend, renew and/or restructure the Senior Loan and in consideration thereof and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Senior Lender, the Subordinate Lender and the Borrower agree as follows:

1. Recitals; Definitions.

The foregoing Recitals are true and correct and incorporated herein by this reference. In addition to the terms defined in the Recitals to this Agreement, for purposes of this Agreement the following terms have the respective meanings set forth below:

"Affiliate" means, when used with respect to a Person, any corporation, partnership, joint venture, limited liability company, limited liability partnership, trust or individual controlled by, under common control with, or which controls such Person (the term "control" for these purposes shall mean the ability, whether by the ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to make management decisions on behalf of, or independently to select the managing partner of, a partnership, or otherwise to have the power independently to remove and then select a majority of those individuals exercising managerial authority over an entity, and control shall be conclusively presumed in the case of the ownership of 50% or more of the equity interests).

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et. seq.) or any replacement or supplemental federal statute dealing with the bankruptcy of debtors.

"Borrower" means the Person named as such in the first paragraph of this Agreement and any other Person (other than the Senior Lender or the Subordinate Lender) who acquires title to the Property after the date of this Agreement.

"Business Day" means any day other than Saturday, Sunday or a day on which banks in the State of Florida are permitted to close.

"Default Notice" means (a) a written notice from the Senior Lender to the Subordinate Lender stating that a Senior Loan Default exists under the Senior Loan or (b) a written notice from the Subordinate Lender to the Senior Lender stating that a Subordinate Loan Default exists under the Subordinate Loan. Each Default Notice shall specify all of the Events of Default on which such Default Notice is based or which exist to the knowledge of the notifying party as of the date of such Notice.

"Person" means an individual, estate, trust, partnership, corporation, limited liability company, limited liability partnership, governmental department or agency or any other entity which has the legal capacity to own property.

“Proceeding” means any voluntary or involuntary proceeding commenced by or against Borrower under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking dissolution, receivership, reorganization, arrangement, or other similar relief.

"Senior Lender" means the Person named as such in the first paragraph on page 1 of this Agreement.

"Senior Loan Default" means an “Event of Default” as defined in the Senior Loan Documents.

"Senior Loan Documents" means the Senior Note, the Senior Security Instrument, and all other documents evidencing, securing or otherwise executed and delivered in connection with the Senior Loans as in effect on the date hereof or as amended or modified in accordance with this Agreement.

"Standstill Period" means any period commencing from the date of a Senior Loan Default or a Subordinate Loan Default and continuing until the earlier of (a) six (6) months after the date the Default Notice is given or required to be given; (b) the date after which the indebtedness under and with respect to the Senior Loan is paid and satisfied in full; or (c) the date on which all of the Events of Defaults giving rise to the Standstill Period have been cured or have been waived with the Senior Lender's unconditional written permission.

"Subordinate Lender" means the Person named as such in the first paragraph on page 1 of this Agreement and any other Person who becomes the legal holder of the Subordinate Note after the date of this Agreement.

"Subordinate Loan Default" means an “Event of Default” as defined in the Subordinate Loan Documents.

"Subordinate Loan Documents" means the Subordinate Note, the Subordinate Mortgage and all other documents evidencing, securing or otherwise executed and delivered in connection with the Subordinate Loan.

2. Permission to Place and Maintain Mortgage Lien Against Property. Senior Lender agrees, notwithstanding any prohibition against transfers of interests in the Property or inferior liens on the Property contained in the Senior Loan Documents, and subject to the provisions of this Agreement, that the recording of the Subordinate Security Instrument and other recordable Subordinate Loan Documents against the Property (which are subordinate in all respects to the lien of the Senior Security Instrument) to secure the Borrower's obligations, indebtedness and liabilities under and in connection with the Subordinate Loan shall not constitute a Senior Loan Default. The Subordinate Security Instrument shall bear a legend, placed prominently on the first page thereof, indicating that it and the collateral secured thereby is subject in all respects to the terms of this Agreement.

3. Agreement to Subordinate. Notwithstanding the respective dates of attachment or perfection of the mortgage and/or other security interest of either the Senior Lender or the Subordinate Lender in the Property, the security interest of Senior Lender in the Property shall at all times be prior to the security interest of the Subordinate Lender in the Property. The Senior Lender and the Subordinate Lender agree that (i) the indebtedness evidenced by the Subordinate Loan Documents is and shall be subordinated in right of payment, to the extent and in the manner provided in this Agreement to the prior payment in full of the indebtedness evidenced by the Senior Loan Documents (provided, that prior to (A) the receipt by the Subordinated Lender of a Default Notice from the Senior Lender or (B) the occurrence of a Subordinate Loan Default, the Borrower shall be permitted to make and the Subordinate Lender shall be permitted to receive regularly scheduled payments of interest as permitted by the Subordinate Loan Documents), and (ii) the Subordinate Loan Documents are and shall be subject and subordinate in all respects to the liens, terms, covenants and conditions of the Senior Security Instrument and to all advances heretofore made or which may hereafter be made pursuant to the Senior Security Instrument for the purposes of protecting or further securing the lien of the Senior Security Instrument or curing defaults by the Borrower under the Senior Loan Documents.

4.  Default Under Subordinate Loan Documents.

(a)           Notice of Default and Cure Rights. The Subordinate Lender agrees to deliver a Default Notice to the Senior Lender within three (3) Business Days after any Subordinate Loan Default, but only in those instances where (i) the Subordinate Lender actually has given notice to the Borrower or (ii) the Subordinate Lender is not required to provide notice to the Borrower in order to exercise its remedies available upon a Subordinate Loan Default; provided, that in the event the Subordinate Loan Default was already included in the Default Notice, the Subordinate Lender shall not be obligated to provide any additional Default Notice. Upon the date of delivery by the Subordinate Lender to the Senior Lender of a Default Notice (or the expiration of the three (3) day period in which the Subordinate Lender is required to provide such Default Notice), a Standstill Period shall commence without further action by any party. The Senior Lender shall have the right, but not the obligation, to cure any Subordinate Loan Default within the same time period for curing a default which is given to the Borrower under the Subordinate Loan Documents, except that the Senior Lender's time period for cure shall begin on the date on which it receives the Default Notice from the Subordinate Lender; provided, however that the Subordinate Lender shall be entitled to continue under the Subordinate Loan Documents to pursue its rights and remedies to the fullest extent of the law (except as provided otherwise herein). All amounts advanced or expended by the Senior Lender in accordance with the Senior Loan Documents to cure a Subordinate Loan Default shall be deemed to have been advanced by the Senior Lender pursuant to, and shall be secured by the lien of, the Senior Security Instrument.

(b)           Cross Default. The Borrower and the Subordinate Lender agree that a Subordinate Loan Default shall, automatically and without further action by any party hereto, constitute a Senior Loan Default, and the Senior Lender shall have the right to exercise all rights or remedies under the Senior Loan Documents in the same manner as in the case of any other default thereunder. If the Subordinate Lender notifies the Senior Lender that any Subordinate Loan Default of which the Senior Lender has received a Default Notice has been cured or waived, as determined by the Subordinate Lender in its sole discretion, then provided that Senior Lender has not conducted, or caused to be conducted, a sale of the Property pursuant to its rights under the Senior Loan Documents, any default under the Senior Loan Documents arising solely from such Subordinate Loan Default shall be deemed cured and the Senior Loan shall be reinstated; provided, however, that the Senior Lender shall not be required to return or otherwise credit for the benefit of the Borrower any default rate interest or other payments received by the Senior Lender during such Senior Loan Default.

5.  Default Under Senior Loan Documents.

(a)           Notice of Default and Cure Rights. The Senior Lender shall deliver to the Subordinate Lender a Default Notice within three (3) Business Days after notice of the Senior Loan Default has been given to the Borrower, but only in those instances where (i) the Senior Lender actually has given notice to the Borrower or (ii) the Senior Lender is not required to provide notice to the Borrower in order to exercise its remedies available upon a Senior Loan Default; provided, that the Senior Lender shall not deliver a Default Notice (x) with respect to any Event of Default under the Senior Loan Documents other than a payment default more than 3 times in any 365 consecutive days or (y) on the basis of any Event of Default that existed as of the date of the giving of a prior Default Notice. Failure of the Senior Lender to send a Default Notice to the Subordinate Lender shall not prevent the exercise of the Senior Lender's rights and remedies under the Senior Loan Documents, subject to the provisions of this Agreement. Upon the date of delivery by the Senior Lender to the Subordinate Lender of a Default Notice (or the expiration of the three (3) day period in which the Senior Lender is required to provide such Default Notice), a Standstill Period shall commence without further action by any party; provided, that no such Standstill Period shall commence if the Event of Default giving rise to the Default Notice was the basis of a previous Standstill Period which has expired. The Subordinate Lender shall have the right, but not the obligation, during such Standstill Period, to cure any such Senior Loan Default; provided, however, that the Senior Lender shall be entitled, during such Standstill Period, to initiate remedies under the Senior Loan Documents without notice to or consultation with the Subordinate Lender. If the Subordinate Lender elects to cure such default, upon completion of such cure the Senior Loan Documents shall be reinstated, nunc pro tunc, and any judicial proceedings initiated against the Property shall be dismissed. Senior Lender further agrees that any non-monetary default by the Borrower that the Subordinate Lender has initiated action to cure such Borrower default but that cannot be cured within the Standstill Period will be suspended for an additional six (6) month if Subordinate Lender keeps current all payments required by the Senior Loan Documents. All amounts paid by the Subordinate Lender to the Senior Lender to cure a Senior Loan default shall be deemed to have been advanced by the Subordinate Lender pursuant to, and shall be secured by the lien of, the Subordinate Security Instrument.

(b)           Cross Default. The Borrower and the Senior Lender agree that a Senior Loan Default shall constitute a default under the Subordinate Loan Documents. If at any time the Borrower cures any Senior Loan Default to the satisfaction of the Senior Lender in its sole discretion, any default under the Subordinate Loan Documents arising from such Senior Loan Default shall be deemed cured and upon notice of same from Senior Lender to Subordinate Lender, the Subordinate Loan shall be reinstated; provided, however, that the Subordinate Lender shall not be required to return or otherwise credit for the benefit of the Borrower any default rate interest or other payments received by the Subordinate Lender during such default period. All expenses incurred by Subordinate Lender in pursuing its remedies during any default period shall be the obligation of the Borrower in accordance with the Subordinate Loan Documents.

(c)           Standstill Period and Default. For so long as a Standstill Period is in effect, and until any Senior Loan Default and/or Subordinate Loan Default giving rise to such Standstill Period has been remedied to the satisfaction of or waived by the Senior Lender:

(1)             except with respect to any equity securities received by the Subordinate Lender upon conversion or satisfaction of any part or all of the Subordinate Loans, the Subordinate Lender shall promptly deliver to the Senior Lender in the form received (except for endorsement or assignment by such Subordinate Lender where required by the Senior Lender) for application to the Senior Loan any payment, distribution, security or proceeds received with respect to the Subordinate Loans; and

(2)             the Subordinate Lender shall not take any legal action, initiate any legal proceeding, issue any demands or otherwise seek to collect on the Subordinate Notes or enforce its rights under the Subordinate Security Instrument other than (a) filing a claim or statement of interest with respect to the Subordinate Loans, (b) filing any necessary responsive or defensive pleadings in opposition to a motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims under the Subordinate Loan Agreements, (c) filing any pleadings, objections motions or agreements which assert rights or interests available to unsecured creditors of the Borrower arising under the Bankruptcy Code (including, without limitation, the filing and/or voting proofs of claim, and voting to confirm a plan of reorganization, in connection with a legal proceeding) or applicable non-bankruptcy law, in each case not inconsistent with this Agreement. The parties hereto acknowledge and agree that the statute of limitations with respect to any claim that the Subordinate Lender may have against the Borrower but that cannot be brought or prosecuted as a result of the Standstill Period shall be tolled for and extended by the duration of the Standstill Period.

6. Conflict. The Borrower, the Senior Lender and the Subordinate Lender each agree that, in the event of any conflict or inconsistency between the terms of the Senior Loan Documents, the Subordinate Loan Documents and the terms of this Agreement, the terms of this Agreement shall govern and control as to (a) the relative priority of the security interests of the Senior Lender and the Subordinate Lender in the Property; (b) the timing of the exercise of remedies by the Senior Lender and the Subordinate Lender under the Senior Security Instrument and the Subordinate Security Instrument, respectively; and (c) solely as between the Senior Lender and the Subordinate Lender, the notice requirements, cure rights, and the other rights and obligations to which the Senior Lender and the Subordinate Lender have agreed as expressly provided in this Agreement. Borrower acknowledges that the terms and provisions of this Agreement shall not, and shall not be deemed to (i) extend Borrower's time to cure any Senior Loan Default or Subordinate Loan Default, as the case may be, (ii) give the Borrower the right to notice of any Senior Loan Default or Subordinate Loan Default, as the case may be, or (iii) create any other right or benefit for Borrower as against Senior Lender or Subordinate Lender.

7. Rights and Obligations of the Subordinate Lender Under the Subordinate Loan Documents and Senior Lender under the Senior Loan Documents.

Subject to each of the other terms of this Agreement, all of the following provisions shall supersede any provisions of the Subordinate Loan Documents and the Senior Loan Documents covering the same subject matter:

(a)           Protection of Security Interest. The Senior Lender shall not, without the prior written consent of the Subordinate Lender in each instance, take any action which has the effect of increasing the indebtedness in excess of $4,500,000, or secured by the Senior Loan Documents, except that the Senior Lender shall have the right (i) to advance funds to cure Senior Loan Defaults or Subordinate Loan Defaults pursuant to Sections 4 and 5 above, and (ii) to advance funds pursuant to the Senior Security Instrument for the purpose of paying real estate taxes and insurance premiums, making necessary repairs to the Property and curing other defaults by the Borrower under the Senior Loan Documents; provided, that the total advances under clauses (i) and (ii) above shall not exceed $1,000,000 in the aggregate (collectively, the “Permitted Overages”), and, in each case, such Permitted Overages shall increase the amount of the Senior Loan notwithstanding the maximum amount set forth above.

(b)           Condemnation or Casualty. In the event of (i) a taking or threatened taking by condemnation or other exercise of eminent domain of all or a portion of the Property (collectively, a "Taking"), or (ii) the occurrence of a fire or other casualty resulting in damage to all or a portion of the Property (collectively, a "Casualty"), at any time or times when the Senior Security Instrument remains a lien on the Property the following provisions shall apply:

(1)             The Subordinate Lender hereby agrees that its rights (under the Subordinate Loan Documents or otherwise) to participate in any proceeding or action relating to a Taking and/or a Casualty, or to participate or join in any settlement of, or to adjust, any claims resulting from a Taking or a Casualty shall be and remain subordinate in all respects to the Senior Lender's rights under the Senior Loan Documents with respect thereto, and the Subordinate Lender shall be bound by any settlement or adjustment of a claim resulting from a Taking or a Casualty made by the Senior Lender;

(2)             All proceeds received or to be received on account of a Taking or a
Casualty, or both, shall be applied (either to payment of the costs and expenses of repair and restoration and/or to payment of the Senior Loan) in the manner determined by the Senior Lender in its sole discretion; provided, however, that if the Senior Lender elects to apply such proceeds to payment of the principal of, interest on and other amounts payable under the Senior Loan, any proceeds remaining after the satisfaction in full of the principal of, interest on and other amounts payable under the Senior Loan shall be paid to, and may be applied by, the Subordinate Lender in accordance with the applicable provisions of the Subordinate Loan Documents; provided however, the Senior Lender agrees to consult with the Subordinate Lender in determining the application of Casualty proceeds; provided further however, that in the event of any disagreement between the Senior Lender and the Subordinate Lender over the application of Casualty proceeds, the decision of the Senior Lender, in its reasonable discretion, shall prevail; and

(3)             Both the Senior Lender and the Subordinate Lender agree to execute and deliver, at no expense to the other, all documents, instruments, agreements or further assurances required to effectuate the provisions of this subsection.

(c)           No Modification of Senior Loan Documents. The Borrower and the Senior Lender each agree that, while this Agreement is in effect, they will not, without the prior written consent of the Subordinate Lender in each instance make any other modification which would (i) increase the interest rates on the Senior Debt to an amount greater than 6% per annum above rates as in effect on the date hereof, (ii) change the final maturity date of the Senior Loans to a date later than the originally scheduled maturity date of the Subordinate Loan, (iii) increase the principal amount of the Senior Loan in excess of the amount provided for in this Agreement, (iv) modify or add a covenant or event of default under the Senior Loan Documents which directly restricts the Borrower from making payments under the Subordinate Loan Documents which would otherwise be permitted hereunder and under the Senior Loan Documents as of the date hereof, or (v) modify the Senior Loan Documents in a manner which would materially and adversely affect the Subordinate Lender except as expressly permitted by this Agreement.

(d)           No Modification of Subordinate Loan Documents. The Borrower and the Subordinate Lender each agree that, until the principal of, interest on and all other amounts payable under the Senior Loan Documents have been paid in full, they will not, without the prior written consent of the Senior Lender in each instance (i) take any action which would result in an increase in the total indebtedness other than the receipt of payment in kind interest, or (ii) make any other modification to the Subordinate Loan Documents which would materially and adversely affect the Senior Lender.

(e)           Refinance of the Senior Loans by Senior Lender. The Senior Lender reserves the right to refinance the existing balance of the Senior Loan and to make future advances to the Borrower from time to time which, when added to the principal balance then outstanding under the Senior Loan shall not exceed a total of $4,500,000, provided that any Permitted Overages shall not be counted in determining the amount of the Senior Loan under this section for purposes of considering whether the $4,500,000 maximum has been reached. The Senior Lender agrees to provide to the Subordinate Lender prompt notice in writing of each such future advance.

(f)           Buyout of Senior Loan. On and after the delivery of a Default Notice and so long as a Standstill Period is in effect, the Subordinate Lender will have the right at any time to purchase the Senior Loan from the Senior Lender for an amount equal to all outstanding obligations under the Senior Loan Documents at such time.

8. Dissolution, Liquidation, Reorganization or Bankruptcy.

(a)           In the event of any Proceeding involving the Borrower and/ or its Affiliate during the continuance of any Senior Loan Default or Subordinated Loan Default:

(i)              the Senior Loan shall be paid in full before the Subordinated Lender shall be entitled to receive any payment on account of any Subordinated Loan; and

(ii)            except as provided in Section 5(c) above, any payment or distribution of assets of such Person of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the Senior Lender, to the extent necessary to make payment in full of the Senior Loan remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Loan. The Subordinated Lender irrevocably authorizes, empowers and directs any debtor, debtor-in-possession, receiver, trustee or agent or other Person having authority, to pay or otherwise deliver all such payments or distributions to the Senior Lender.

(b)           The Subordinated Lender agrees, in connection with any such Proceeding, that it will not take any action or vote in any way so as to (i) contest the validity of the liens securing the Senior Note, (ii) contest the enforceability of any of the Senior Loan Documents, (iii) contest the Senior Lender’s priority position over the Subordinated Lender created by this Agreement or (iv) except as permitted by Section 5(c) above, take any position or action which would have directly or indirectly any of the following effects: (A) extension of the final maturity of and/or forgiveness, reduction or cram-down of the Senior Loan or deferral of any required payment in respect of Senior Loan, (B) opposing or objecting to initiatives or claims by the Senior Lender for adequate protection or relief from the automatic stay, use of cash collateral or super-priority expense of administration for failure of adequate protection, (C) challenging in any respect treatment of the Senior Loan as a first priority perfected fully secured claim, (D) blocking current payment of any obligation in respect of Senior Indebtedness, (E) assenting to or supporting any requested extension of the exclusivity period for the submission by the Borrower of any plan of reorganization or liquidation under the Bankruptcy Code unless such extension is assented to or supported by the Senior Lender; and (F) opposing or objecting to any sale or lease of any property that has been consented to by the holders of Senior Note. Notwithstanding the foregoing, the Subordinate Lender shall be entitled to replacement or supplemental liens to the same extent (and subordinated on the same basis as under this Agreement) in the event the Senior Lender receives replacement or supplemental liens as adequate protection.

8. Default by the Subordinate Lender or Senior Lender. If the Subordinate Lender or Senior Lender defaults in performing or observing any of the terms, covenants or conditions to be performed or observed by it under this Agreement, the other shall have the right to all available legal and equitable relief.

9. Notices. Each notice, request, demand, consent, approval or other communication (hereinafter in this Section referred to collectively as "notices" and referred to singly as a ''notice'') which the Senior Lender or the Subordinate Lender is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if (a) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered), or (b) sent by Federal Express (or other similar national overnight courier) designating early morning delivery (any notice so delivered shall be deemed to have been received on the next Business Day following receipt by the courier), or (c) sent by United States registered or certified mail, return receipt requested, postage prepaid, at a post office regularly maintained by the United States Postal Service (any notice so sent shall be deemed to have been received two days after mailing in the United States), addressed to the respective parties as follows:

If to Subordinate Lender:

Consilium Corporate Recovery Master Fund, LTD.
c/o Consilium Investment Management LLC
3101 N. Federal Highway, Suite 502
Fort Lauderdale, FL 33306
Attention: Charles T. Cassell III
E-mail: ccassel@consimllc.com

with a copy to:

Greenberg Traurig, LLP
One International Place
Boston, MA 02110
Attention: Jeffrey M. Wolf
E-mail: WOLFJE@GTLAW.com

If to the Borrower:

c/o Panache Beverage, Inc.
150 5th Avenue
New York, NY 10010
Attention: Michael Romer
E-mail: mike@panachespirits.com

with a copy to:

Morrison Cohen LLP
909 Third Avenue
New York, New York 10022
Attention: Josh Saviano
E-mail: jsaviano@morrisoncohen.com

If to the Senior Lender:

c/o Douglas Joint Venture
3021 Countryside Blvd., # 34-A
Clearwater, FL 33671
Attention: Lester M. Unger, Managing Partner

with a copy to:

Trenam Kemker
101 E. Kennedy Boulevard
Suite 2700
Tampa, FL 33602
Attention: Lara Fernandez, Esq.
E-mail: lfernandez@trenam.com

Any party may, by notice given pursuant to this Section, change the person or persons and/or additional address or addresses, or designate an additional person or persons or an additional address or addresses for its notices, but notice of a change of address shall only be effective upon receipt.

10. General.

(a)           Application of Proceeds. All payments of proceeds of the Property that are not the result of an enforcement action shall be applied in accordance with the terms of the applicable credit documents as in effect on the date hereof. All payments of proceeds of the Property resulting from an enforcement action shall be applied as set forth below:

First: to the payment of all costs and expenses (including reasonable legal fees) incurred by the Senior Lender or the Subordinate Lender (or each of their authorized representatives, agents or subagents) in connection with the enforcement action;

Second: to the obligations under the Senior Loan Documents up to the amount permitted under this Agreement;

Third: to the obligations under the Subordinate Loan Documents; and

Fourth: to any remaining obligations under the Senior Loan Documents; and

Fifth: after payment in full of the obligations under the Senior Loan Documents and the Subordinate Loan Documents, to the Borrower

(b)           Assignment/Successors. This Agreement shall be binding upon the Borrower, the Senior Lender and the Subordinate Lender and shall inure to the benefit of the respective legal successors and assigns of the Senior Lender and the Subordinate Lender, including any successor by merger or consolidation of the Senior Lender.

(c)           No Partnership or Joint Venture. The Senior Lender's permission for the placement of the Subordinate Security Instrument does not constitute the Senior Lender as a joint venturer or partner of the Subordinate Lender. Neither party hereto shall hold itself out as a partner, agent or Affiliate of the other party hereto.

(d)           Further Assurances. The Subordinate Lender, the Senior Lender and the
Borrower each agree, at the Borrower's expense, to execute and deliver all additional instruments and/or documents reasonably required by any other party to this Agreement in order to evidence that the Subordinate Security Instrument is subordinate to the lien, covenants and conditions of the Senior Security Instrument, or to further evidence the intent of this Agreement.

(e)           Amendment. This Agreement shall not be amended except by written instrument signed by all parties hereto.

(f)           Governing Law. This Agreement shall be governed by the laws of the State of Florida.

(g)          Severable Provisions. If any provision of this Agreement shall be invalid or unenforceable to any extent, then the other provisions of this Agreement, shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

(h)          Term. The term of this Agreement shall commence on the date hereof and shall continue until the earliest to occur of the following events: (i) the payment of all of the principal of, interest on and other amounts payable under the Senior Loan Documents; (ii) the payment of all of the principal of, interest on and other amounts payable under the Subordinate Loan Documents, other than by reason of payments which the Subordinate Lender is obligated to remit to the Senior Lender pursuant to Section 5 hereof; (iii) the acquisition by the Senior Lender of title to the Property pursuant to a foreclosure; or (iv) the acquisition by the Subordinate Lender of title to the Property pursuant to a foreclosure.

(i)           Captions/Headings. The captions and/or headings herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(j)           CONSENT TO JURISDICTION. EACH OF THE SUBORDINATED LENDER, THE SENIOR LENDER, AND BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE SUBORDINATED LENDER, THE SENIOR LENDER, AND BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF THE SUBORDINATED LENDER, THE SENIOR LENDER, AND BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE SUBORDINATED LENDER AND BORROWER AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED.

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[EXECUTION APPEARS ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

Signed and Sealed Before:	SUBORDINATE LENDER:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company, organized under the laws of the Cayman Islands

/s/ ANGEL HERNANDEZ, JR.	By:	/s/ CHARLES T. CASSEL, III
Print Name: Angel Hernandez, Jr.	Name:	Charles T. Cassel, III
	Title:	Authorized Person
/s/ VICTOR MALDONADO
Print Name: Victor Maldonado

STATE OF FLORIDA
COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by Charles T. Cassel, III, as Authorized Person of CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company, organized under the laws of the Cayman Islands, on behalf of the association. He ☒ is personally known to me or ☐ has produced _____________________ as identification.

By:	/s/ MARTA C. NOVICK
Print name: Marta C. Novick
NOTARY PUBLIC
My commission expires: 3/25/15

Signed, sealed and delivered	SENIOR LENDER:
in the presence of:

/s/ LINDA MARSELLA		DOUGLAS JOINT VENTURE, a Florida
(Witness Signature)		general partnership
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ LESTER M. UNGER
(Witness Signature)		Lester M. Unger,
Print Witness Name: Tina M. Towers		Managing Partner

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by LESTER M. UNGER, as Managing Partner of DOUGLAS JOINT VENTURE, a Florida general partnership, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:

My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		DOUGLAS JOINT VENTURE, a Florida
(Witness Signature)		general partnership
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ SPENCER WOLF
(Witness Signature)		Spencer Wolf,
Print Witness Name: Tina M. Towers		Managing Partner

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by SPENCER WOLF, as Managing Partner of DOUGLAS JOINT VENTURE, a Florida general partnership, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		V-3 JOINT VENTURE, a Florida limited
(Witness Signature)		liability company
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ LESTER M. UNGER
(Witness Signature)		Lester M. Unger,
Print Witness Name: Tina M. Towers		Managing Member

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by LESTER M. UNGER, as Managing Member of V-3 JOINT VENTURE, a Florida limited liability company, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		V-3 JOINT VENTURE, a Florida limited
(Witness Signature)		liability company
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ DOUGLAS C. ZAHM
(Witness Signature)		Douglas C. Zahm,
Print Witness Name: Tina M. Towers		Managing Member

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by DOUGLAS C. ZAHM, as Managing Member of V-3 JOINT VENTURE, a Florida limited liability company, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		V-3 JOINT VENTURE, a Florida limited
(Witness Signature)		liability company
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ WOLFGANG OELKERS
(Witness Signature)		Wolfgang Oelkers,
Print Witness Name: Tina M. Towers		Managing Member

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by WOLFGANG OELKERS, as Managing Member of V-3 JOINT VENTURE, a Florida limited liability company, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		V-3 JOINT VENTURE, a Florida limited
(Witness Signature)		liability company
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ ANNA MARIE OELKERS
(Witness Signature)		Anna Marie Oelkers,
Print Witness Name: Tina M. Towers		Managing Member

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by ANNA MARIE OELKERS, as Managing Member of V-3 JOINT VENTURE, a Florida limited liability company, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		EMPIRE JOINT VENTURE, a Florida
(Witness Signature)		general partnership
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ LESTER M. UNGER
(Witness Signature)		Lester M. Unger,
Print Witness Name: Tina M. Towers		Managing Partner

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by LESTER M. UNGER, as Managing Partner of EMPIRE JOINT VENTURE, a Florida general partnership, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed, sealed and delivered
in the presence of:

/s/ LINDA MARSELLA		EMPIRE JOINT VENTURE, a Florida
(Witness Signature)		general partnership
Print Witness Name: Linda Marsella

/s/ TINA M. TOWERS	By:	/s/ SPENCER WOLF
(Witness Signature)		Spencer Wolf,
Print Witness Name: Tina M. Towers		Managing Partner

STATE OF FLORIDA
COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this5th day of June, 2014, by SPENCER WOLF, as Managing Partner of EMPIRE JOINT VENTURE, a Florida general partnership, on behalf of entity. He/She is [select one]:

(X)          personally known to me;
or
(   )          produced a valid driver’s license as identification.

By:	/s/ TINA M. TOWERS
Notary Public - (Signature)
Print Name:
My Commission Expires: 12/19/17

Signed and Sealed Before:	BORROWER:

/s/ NATALIE ANDRIANO		PANACHE DISTILLERY, LLC, a Florida limited
Print Name: Natalie Andriano		liability company

/s/ ANTHONY RIVERA	By:	/s/ MICHAEL ROMER
Print Name: Anthony Rivera	Name:	Michael Romer
	Title:	Manager, Interim CEO PBI
STATE OF NEW YORK,
COUNTY OF NEW YORK

The foregoing instrument was acknowledged before me this 5th day of June, 2014, by Michael Romer, as Interim CEO of Managing Member of PANACHE DISTILLERY, LLC, a Florida limited liability company on behalf of the company. He/She ☐ is personally known to me or ☒ has produced _____________________ as identification.

By:	/s/ JERAMANE G. BLACKWOOD
Print name: Jeramane G. Blackwood
NOTARY PUBLIC
My commission expires: 01/03/15

EXHIBIT A
Legal Description of Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PASCO, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

A portion of the Northeast 1/4 of Section 11, Township 25 South, Range 16 East, Pasco County, Florida, being further described as follows:

Commence at the Northeast corner of the Northeast 1/4 of said Section 11; thence run along the East boundary line of the Northeast 1/4 of said Section 11, South 00°16'53" East, a distance of 139.20 feet to the South right-of-way line of State Road No. 52, as it is now established; thence along the South right-of-way line of said State Road No. 52, North 89°38'01" West, a distance of 33.90 feet to the West right-of-way line of Plaza Drive, as it is now established; thence along the West right-of-way line of said Plaza Drive, South 00°02'12" East, a distance of 750.02 feet for a POINT OF BEGINNING, said Point of Beginning being a distance of 750.00 feet South of the South right-of-way line of said State Road No. 52, said 750.00 feet being measured at right angles to the South right-of-way line of said State Road 52; thence continue along the West right-of-way line of said Plaza Drive, South 00°02'12" East, a distance of 250.00 feet; thence parallel with the South right-of-way line of said State Road No. 52, North 89°38'01" West, a distance of 1032.22 feet; thence parallel with the West right-of way line of said Plaza Drive, North 00°02'12" West, a distance of 250.00 feet; thence parallel with the South right-of-way line of State Road No. 52, South 89°38'01" East, a distance of 1032.22 feet to the POINT OF BEGINNING.

LESS the following described portion for road right of way:

A tract of land located in the Northeast 1/4 of Section 11, Township 25 South, Range 16 East, Pasco County, Florida, being more particularly described as follows:

Commencing at the Northeast corner of Section 11; thence South 00°16'53" East, along the East boundary of Section 11, a distance of 139.23 feet; thence South 89°38'01" West, a distance of 33.90 feet to a point, said point being on the existing Westerly right-of-way line of Little Road and the existing Southerly right-of-way of Gulf Boulevard (SR. 52); thence South 00°02'12" East, a distance of 750.02 feet to the grantors Northeast property corner for a POINT OF BEGINNING; thence continue South 00°02'12" East, a distance of 250.00 feet; thence North 89°38'01" West, a distance of 14.49 feet; thence North 00°57'43" West, a distance of 250.06 feet; thence South 89°38'01" East, a distance of 18.53 feet to the POINT OF BEGINNING.